UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Jefferies Credit Partners BDC Inc.

(Exact name of Registrant as specified in its charter)

Maryland	814-01684	92-1852483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 12th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-3474

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2024, JCP BDC SPV I LLC (the “SPV”), a direct, wholly owned, consolidated subsidiary of Jefferies Credit Partners BDC Inc., a Maryland corporation (the “Company”), entered into that certain amendment no. 2 to the loan and security agreement (the “Amendment”), which amends the loan and security agreement, dated as of December 7, 2023 (as amended by the amendment no. 1 to the loan and security agreement dated as of September 20, 2024 and the Amendment, the “Credit Agreement”), among the SPV, as borrower, JPMorgan Chase Bank, National Association, as the administrative agent, the Company, as the portfolio manager, the lenders from time to time parties thereto (the “Lenders”), and The Bank of New York Mellon Trust Company, National Association, as the collateral administrator, the collateral agent and securities intermediary. The Amendment provides for, among other things, (a) an increase in the maximum facility amount under the Credit Agreement to $600.0 million on the effective date of the Amendment, (b) an extension of the reinvestment period under the Credit Agreement to December 7, 2028, (c) an extension of the scheduled termination date under the Credit Agreement to December 7, 2029, (d) a scheduled increase in the maximum facility amount under the Credit Agreement to $700.0 million on December 31, 2025, (e) a scheduled increase in the maximum facility amount under the Credit Agreement to $800.0 million on March 1, 2026 and (f) a decrease in the applicable margin for advances under the Credit Agreement to 2.15% for Advances with an interest rate based on the Term SOFR Rate and 1.15% for Advances with an interest rate based on the Base Rate.

The foregoing description is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibits

10.1	Amendment No. 2, dated as of December 31, 2024, to the Loan and Security Agreement among JCP BDC SPV I LLC, Jefferies Credit Partners BDC Inc., the lenders parties thereto, JPMorgan Chase Bank, National Association and The Bank of New York Mellon Trust Company, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES CREDIT PARTNERS BDC INC.

Date: January 6, 2025	By:	/s/ John Dalton
	Name:	John Dalton
	Title:	Chief Financial Officer